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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: July 26, 1999                      Commission File No. 000-22347
(Date of earliest event reported)



                             ASCENT PEDIATRICS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         Delaware                                         04-3047405
-------------------------------                ---------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

187 Ballardvale Street, Wilmington, Massachusetts                 01887
-------------------------------------------------               ----------
(Address of principal executive offices)                        (Zip Code)

                                 (978) 658-2500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

         On July 26, 1999, Ascent Pediatrics, Inc. ("Ascent") announced that on July 23, 1999 it had completed its previously announced strategic alliance with Alpharma USPD Inc. In connection with the completion of the strategic alliance, Ascent merged with one of its subsidiaries and each share of Ascent common stock was converted into one depositary receipt subject to a call option which Alpharma received pursuant to the strategic alliance. The depositary receipts are quoted and can be traded on the OTC Bulletin Board.

         A copy of the press release announcing the completion of the strategic alliance and the listing of the depositary receipts on the OTC Bulletin Board has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  EXHIBITS

99.1         Press release dated July 26, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 27, 1999                ASCENT PEDIATRICS, INC.



                                     /s/ John G. Bernardi
                                     -------------------------------------
                                     John G. Bernardi
                                     Vice President, Finance and Treasurer


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                                INDEX TO EXHIBITS


Exhibit
  No.        Description
-------      -----------

99.1         Press release dated July 26, 1999.


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